Exhibit 99.1 UNITED STATES OF AMERICA BEFORE THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM WASHINGTON, D.C. Docket No. 20-007-B-HC In the matter of WELLS FARGO & COMPANY San Francisco, California AMENDMENT OF CONSENT ORDER WHEREAS, on February 2, 2018, Wells Fargo & Company, San Francisco, California (“WFC”), a registered bank holding company, consented to the issuance of a Consent Order (the “2018 Consent Order”) that requires WFC to improve its governance and risk management processes, including strengthening the effectiveness of oversight by its board of directors; WHEREAS, the 2018 Consent Order requires WFC to submit acceptable written plans to enhance its board of director’s effectiveness in carrying out its oversight and governance of WFC, and to further improve WFC’s firmwide compliance and operational risk management program; WHEREAS, the 2018 Consent Order restricts WFC’s asset growth until acceptable plans to improve its governance and risk management have been adopted and implemented; WHEREAS, although WFC has taken steps to comply with its obligations under the 2018 Consent Order, to date the firm has to date not satisfied all of the requirements for removal of the asset growth restriction; WHEREAS, on March 27, 2020, the President signed the Coronavirus Aid, Relief, and Economic Security Act (the CARES Act or the Act) to provide emergency assistance and health care response for individuals, families, and businesses affected by the coronavirus pandemic. The Small Business Administration (SBA) received funding and authority through the Act to modify existing loan programs and establish a new loan program known as the Paycheck Protection Program to temporarily guaranty loans by lenders to eligible small businesses nationwide adversely impacted by the coronavirus outbreak to provide expeditious economic relief to these businesses; WHEREAS, pursuant to section 13(3) of the Federal Reserve Act, the Federal Reserve expects to announce soon the establishment of a Main Street Business Lending Program to support lending to eligible small-and-medium sized businesses, complementing efforts by the SBA. WHEREAS, providing WFC with limited relief from the asset growth restriction in order to facilitate its participation in the Paycheck Protection Program and the Main Street Business Lending Program will further the objectives of these Programs; WHEREAS, the undersigned signatory for WFC is authorized to enter into this Amendment to the 2018 Consent Order on behalf of WFC, and consenting to WFC’s compliance with each and every provision of this Amendment, and to waive any and all rights that WFC may have with respect to this Amendment pursuant to section 8 of the Federal Deposit Insurance Act, as amended (“FDI Act”) (12 U.S.C. § 1818), and 12 C.F.R. Part 263, including, but not limited to: (i) the issuance of a notice of charges on any matters set forth in this Amendment; (ii) a hearing for the purpose of taking evidence on any matters set forth in this Amendment; (iii) judicial review of this Amendment; and (iv) challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness, or enforceability of this Amendment or any provision hereof; NOW, THEREFORE, IT IS HEREBY ORDERED pursuant to section 8(b) of the FDI Act (12 U.S.C. § 1818(b)) that the 2018 Consent Order is amended as follows: 1. The recitations of the 2018 Consent Order are not amended; 2. Paragraphs 1 through 4 of the 2018 Consent Order are not amended; 3. Paragraph 5 of the 2018 Consent Order is amended to include the following subparagraph (d) as follows: (d) (1) Beginning on the effective date of this amendment for purposes of calculating the asset growth restriction in Paragraph 5(a), WFC may exclude any on balance sheet exposure resulting from loans made in connection with the Paycheck Protection Program established by the SBA pursuant to the CARES Act. Beginning on the date of the mutual agreement in writing described in paragraph (d)(2), for purposes of calculating the asset growth restriction in Paragraph 5(a), WFC may exclude any on balance sheet exposure resulting from 2 loans made in connection with the Main Street Business Lending Program established by the Federal Reserve pursuant to section 13(3) of the Federal Reserve Act. (2) In any calendar quarter during which WFC has excluded exposures resulting from Paycheck Protection Program loans pursuant to Paragraph (d)(1) from the asset growth restriction, WFC shall transfer the processing fees or similar remuneration for inducing participation in the Program derived from such excluded loans for such calendar quarter, in a manner consistent with applicable accounting treatment, to the U.S. Treasury or a non-profit organization that provides support to small businesses acceptable to the Reserve Bank. With respect to the Main Street Business Lending Program, WFC and the Reserve Bank in consultation with the Director for Supervision and Regulation, following finalization of the terms of such Program, shall mutually agree in writing on terms relating to the treatment of the portion of the amount of economic benefit derived from such loans, taking into consideration credit risk retained by the firm, to be transferred to Treasury or a non-profit organization that provides support to small businesses acceptable to the Reserve Bank. Following such agreement, in any calendar quarter during which WFC has excluded Main Street Business Lending Program loans pursuant to Paragraph (d)(1) from the asset growth restriction, WFC shall transfer the agreed amounts derived from such excluded loans based on the terms agreed. (3) Any transfer under Paragraph (d)(2) shall be made by a cash payment no later than 45 calendar days after the close of such quarter pursuant to section 8(b)(6) of the FDI Act (12 U.S.C. § 1818(b)(6)). 4. Paragraph 9 of the 2018 Consent Order is amended as follows: 9. All communications regarding this Order shall be sent to: (a) Richard M. Ashton, Esq. Deputy General Counsel Jason A. Gonzalez, Esq. Senior Special Counsel Board of Governors of the Federal Reserve System 20th & C Streets, N.W. 3

Washington, D.C. 20551 (b) Summer Cole Federal Reserve Bank of San Francisco 101 Market Street San Francisco, California 94105 (c) Ellen Patterson General Counsel Wells Fargo & Company 500 W. 33rd St New York, New Yok 10001 5. Paragraphs 5(a) through 5(c), 6, 7, 8, 10, 11, 12, 13 and 14 of the 2018 Consent Order are not amended. By Order of the Board of Governors of the Federal Reserve System effective this 8th day of April, 2020. WELLS FARGO & COMPANY BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM /s/ Charles W. Scharf /s/ Ann E. Misback By: _____________________________ By: ___________________________ Charles W. Scharf Ann E. Misback Chief Executive Officer & President Secretary of the Board 4